UNITED STATES
 SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

Form 8-K
 Current Report

Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934

April 11, 2001

Date of Report (Date of earliest event reported)

BB&T Corporation
 (Exact name of registrant as specified in its charter)

Commission file number : 1-10853

North Carolina                                                  56-0939887
          (State of incorporation)                               (I.R.S. Employer Identification No.)

                                                                        200 West Second Street
                                                                   Winston-Salem, North Carolina                                         27101
                                                               (Address of principal executive offices)                                (Zip Code)

(336) 733-2000
(Registrant's telephone number, including area code)

This Form 8-K has 12 pages.

ITEM 5.    OTHER EVENTS

     The purpose of this Current Report on Form 8-K is to file BB&T Corporation's Quarterly Performance Summary for the first quarter of 2001.

EXHIBIT INDEX

Exhibit 99.1 Quarterly Performance Summary issued April 11, 2001

April 11, 2001 FOR IMMEDIATE RELEASE

Contacts:
ANALYSTS                                                                                                                      MEDIA
Tom A. Nicholson                               Scott E. Reed                                                          Bob Denham
Senior Vice President                          Sr. Exec. Vice President                                         Senior Vice President
Investor Relations                               Chief Financial Officer                                             Public Relations
(336) 733-3058                                 (336) 733-3088                                                       (336) 733-1002

BB&T reports 16.1% increase in 1st quarter earnings

        WINSTON-SALEM, N.C. -- BB&T Corporation (NYSE:BBT) reported today first quarter 2001 earnings totaling $243.3 million, or $.59 per diluted share, excluding $24.9 million in after-tax nonrecurring items. Net income, excluding nonrecurring items, increased 16.1% in the first quarter of 2001 and diluted earnings per share increased 15.7% compared to 2000 recurring results.

        The nonrecurring charges, which totaled $99.6 million on a pretax basis, include costs associated with the first quarter acquisition and systems conversion of FCNB Corp. of Frederick, Md., and certain other special charges, the largest of which was a $41.5 million writedown in the value of BB&T’s capitalized mortgage servicing rights because of the falling interest rate environment. Also, BB&T recorded a $63.0 million pretax nonrecurring gain on an investment in an electronic transaction processing company during the first quarter.

        BB&T’s first quarter 2001 results, excluding nonrecurring items, generated an annualized return on average assets of 1.61% and an annualized return on average shareholders’ equity of 20.03%, compared to prior year ratios of 1.54% and 20.05%, respectively.

        Including the nonrecurring items, net income for the first quarter of 2001 totaled $218.4 million, an increase of 15.0% compared to $189.8 million earned in the first quarter of 2000. On a diluted per share basis, net income for the quarter was $.53, an increase of 15.2% compared to $.46 earned in 2000.

        BB&T’s “cash basis” operating results, which exclude the effects of intangible assets and the related amortization expenses, improved in the first quarter of 2001 compared to 2000. Recurring cash basis earnings totaled $259.7 million for the first quarter of 2001, or $.63 per diluted share, increases of 15.7% and 16.7%, respectively, compared to prior year results. Cash basis earnings for the quarter generated an annualized return on average tangible assets of 1.74% and an annualized return on average tangible shareholders’ equity of 25.36%.

        “We are very pleased to report strong first quarter earnings,” said Chairman and Chief Executive Officer John A. Allison. “In spite of the slowing national economy, our company has maintained its healthy earnings momentum. We continue to enjoy robust growth in average loans, which are up 12.4% compared to the firstquarter last year. Our recurring noninterest income grew 20.7% in the first quarter and the quality of our loan portfolios remains outstanding, with net charge-offs of only .25% of average loans and leases.”

        On Jan. 8, BB&T completed its merger with FCNB Corp. of Frederick, Md. The acquisition of FCNB, which has $1.6 billion in assets, was accounted for as a pooling of interests and gives BB&T the No. 1 market share in central Maryland.

        On Jan. 24, BB&T announced plans to acquire F&M National Corporation of Winchester, Va. ("F&M"). With approximately $4.0 billion in assets, F&M operates 163 banking offices, 13 mortgage banking offices, three trust offices, and six insurance offices. Upon completion of the F&M transaction, BB&T will hold the No. 5 market share position in the Washington, D.C., metropolitan statistical area and the fourth largest deposit market share in Virginia.

        On Jan. 24, BB&T announced plans to acquire Virginia Capital Bancshares of Fredericksburg, Va. ("VCAP"). VCAP has approximately $532.7 million i n assets and operates four banking offices. Upon completion of the VCAP transaction, BB&T will attain the No. 1 deposit market share in the emerging high-tech center of Fredericksburg, which is one of the fastest growing areas in the country and part of the economically vibrant Washington-Baltimore combined metropolitan statistical area.

        BB&T also has a pending merger with Century South Banks, Inc., of Alpharetta, Ga. With $1.6 billion in assets and 40 banking offices, this transaction will expand BB&T’s Georgia franchise in metropolitan Atlanta, and the Savannah, Macon and north Georgia areas.

        On March 2, BB&T completed its acquisition of FirstSpartan Financial Corp., a $591 million financial institution based in Spartanburg, S.C. FirstSpartan operates 11 banking offices in South Carolina’s rapidly-growing Upstate region.

        “We have been very successful identifying merger partners that fit well with BB&T economically and culturally, and have effectively integrated the operations of these companies,” said Allison. “We could not have achieved the rapid growth of our business or the efficiencies we have realized without our focus on strategic mergers and acquisitions. We are excited about the transactions we have completed this year and those pending with Century South, Virginia Capital and F&M.”

        At March 31, BB&T had $62.1 billion in assets and 893 banking offices in the Carolinas, Virginia, West Virginia, Kentucky, Georgia, Maryland, Tennessee and Washington, D.C. BB&T’s common stock is traded on the New York Stock Exchange under the trading symbol BBT. The closing price of BB&T’s common stock on April 10 was $34.97 per share.

        This press release contains forward-looking statements as defined by federal securities laws. These statements may address issues that involve significant risks, uncertainties, estimates and assumptions made by management. Actual results could differ materially from current projections. Please refer to BB&T’s filings with the Securities and Exchange Commission for a summary of important factors that could affect BB&T’s forward-looking statements. BB&T undertakes no obligation to revise these statements following the date of this press release.

        BB&T’s news releases are available at no charge through PR Newswire’s Company News On-Call facsimile service. For a menu of BB&T’s news releases or to retrieve a specific release call 800-758-5804, extension 809325.

                                    QUARTERLY PERFORMANCE SUMMARY                                      Tom A. Nicholson
                                     BB&T Corporation (NYSE:BBT)                                       Senior Vice President                 (336) 733-3058
                                               Page 3                                                  Investor Relations                 FAX(336) 733-3132

                                                                                      For the Three Months Ended                   Increase (Decrease)
(Dollars in thousands, except per share data)                                        3/31/01               3/31/00                $                   %
INCOME STATEMENT EXCLUDING NONRECURRING ITEMS

    Interest income - taxable equivalent                                              $ 1,208,776         $ 1,070,345           $ 138,431                12.9%
    Interest expense                                                                      637,778             530,967             106,811                20.1

    Net interest income - taxable equivalent                                              570,998             539,378              31,620                 5.9

    Less: Taxable equivalent adjustment                                                    48,412              24,204              24,208               100.0

      Net interest income                                                                 522,586             515,174               7,412                 1.4

    Provision for loan & lease losses                                                      30,000              25,267               4,733                18.7

      Net interest income after provision for loan & lease losses                         492,586             489,907               2,679                  .5

    Noninterest income (3)                                                                289,463             239,853              49,610                20.7
    Noninterest expense (4)                                                               436,236             418,056              18,180                 4.3

    Income before income taxes                                                            345,813             311,704              34,109                10.9
    Provision for income taxes                                                            102,507             102,086                 421                  .4

      Income excluding nonrecurring items                                                 243,306             209,618              33,688                16.1

      Nonrecurring items, net of tax                                                       24,945              19,783               5,162                  NM

      Net income                                                                        $ 218,361           $ 189,835            $ 28,526                15.0%

PER SHARE DATA EXCLUDING NONRECURRING ITEMS

    Basic earnings                                                                          $ .59               $ .51               $ .08                15.7%
    Diluted earnings                                                                          .59                 .51                 .08                15.7

    Weighted average shares -                                        Basic            409,201,404         407,978,573
                                                                   Diluted            415,546,150         412,608,438
    Dividends paid on common shares                                                         $ .23               $ .20               $ .03                15.0%

PERFORMANCE RATIOS EXCLUDING NONRECURRING ITEMS

    Return on average assets                                                                 1.61%              1.54%
    Return on average equity                                                                20.03               20.05
    Net yield on earning assets (taxable equivalent)                                         4.08                4.22
    Efficiency (taxable equivalent) (1)                                                      50.8                53.5

CASH BASIS PERFORMANCE EXCLUDING NONRECURRING ITEMS (2)

    Net Income                                                                          $ 259,740           $ 224,548            $ 35,192                15.7%
    Diluted earnings per share                                                                .63                 .54                 .09                16.7
    Return on average tangible assets                                                        1.74%              1.67%
    Return on average tangible equity                                                       25.36               25.81
    Efficiency ratio (taxable equivalent) (1)                                                48.9                51.5

                                                                                      For the Three Months Ended                   Increase (Decrease)
(Dollars in thousands, except per share data)                                        3/31/01               3/31/00                $                   %
INCOME STATEMENT

    Interest income - taxable equivalent                                              $ 1,208,776         $ 1,070,345           $ 138,431                12.9%
    Interest expense                                                                      637,778             530,967             106,811                20.1

    Net interest income - taxable equivalent                                              570,998             539,378              31,620                 5.9

    Less: Taxable equivalent adjustment                                                    48,412              24,204              24,208               100.0

      Net interest income                                                                 522,586             515,174               7,412                 1.4

    Provision for loan & lease losses                                                      38,850              26,767              12,083                45.1

      Net interest income after provision for loan & lease losses                         483,736             488,407              (4,671)               (1.0)

    Noninterest income                                                                    315,593             239,572              76,021                31.7
    Noninterest expense                                                                   490,092             448,686              41,406                 9.2

    Income before income taxes                                                            309,237             279,293              29,944                10.7
    Provision for income taxes                                                             90,876              89,458               1,418                 1.6

      Net income                                                                        $ 218,361           $ 189,835            $ 28,526                15.0%

PER SHARE DATA

    Basic earnings                                                                          $ .53               $ .47               $ .06                12.8%
    Diluted earnings                                                                          .53                 .46                 .07                15.2

    Weighted average shares -                                        Basic            409,201,404         407,978,573
                                                                   Diluted            415,546,150         412,608,438
    Dividends paid on common shares                                                         $ .23               $ .20               $ .03                15.0%
PERFORMANCE RATIOS

    Return on average assets                                                                 1.45%              1.40%
    Return on average equity                                                                17.97               18.16
    Net yield on earning assets (taxable equivalent)                                         4.08                4.22
    Efficiency (taxable equivalent) (1)                                                      50.8                53.5

NOTES:     Applicable ratios are annualized.
           (1) Excludes securities gains (losses), foreclosed property expense and nonrecurring items for all periods.
           (2) Cash basis operating results exclude the effect on earnings of amortization expense applicable to intangible assets that do not qualify as regulatory capital. Cash basis performance ratios exclude the amortization of nonqualifying intangible assets from earnings and the unamortized balances of nonqualifying intangibles from assets and equity.
           (3) Excluding purchase accounting transactions, noninterest income would have increased 14.0% for the  quarter compared to the same period in 2000.
           (4) Excluding purchase accounting transactions, noninterest expense would have decreased .5% for the quarter compared to the same period in 2000.
           NM - not meaningful.

                                    QUARTERLY PERFORMANCE SUMMARY                                      Tom A. Nicholson
                                     BB&T Corporation (NYSE:BBT)                                       Senior Vice President                 (336) 733-3058
                                               Page 4                                                  Investor Relations                 FAX(336) 733-3132

                                                                                  As of / For the Three Months Ended               Increase (Decrease)
(Dollars in thousands)                                                               3/31/01               3/31/00                $                   %
SELECTED BALANCE SHEET DATA

    End of period balances

    Securities, at carrying value (1)                                                $ 14,485,128        $ 13,436,735         $ 1,048,393                 7.8%

    Commercial loans & leases                                                          22,588,213          19,497,132           3,091,081                15.9
    Consumer loans                                                                     10,341,689           9,620,454             721,235                 7.5
    Revolving credit loans                                                                843,101             694,994             148,107                21.3
    Mortgage loans (1)                                                                  8,774,075           7,641,835           1,132,240                14.8

      Total loans & leases (1)                                                         42,547,078          37,454,415           5,092,663                13.6

    Allowance for loan & lease losses                                                     555,532             494,043              61,489                12.4
    Other earning assets                                                                  246,885             465,501            (218,616)              (47.0)

      Total earning assets                                                             56,890,092          51,902,481           4,987,611                 9.6

      Total assets                                                                     62,120,304          55,535,642           6,584,662                11.9

    Noninterest-bearing deposits                                                        5,191,963           5,319,485            (127,522)               (2.4)
    Savings & interest checking                                                         2,135,908           3,106,566            (970,658)              (31.2)
    Money rate savings                                                                 11,908,702           9,901,683           2,007,019                20.3
    Time deposits                                                                      18,333,806          16,394,504           1,939,302                11.8
    Other deposits                                                                      1,475,421           1,267,815             207,606                16.4

      Total deposits                                                                   39,045,800          35,990,053           3,055,747                 8.5

    Short-term borrowed funds                                                           5,737,235           7,555,722          (1,818,487)              (24.1)
    Long-term debt                                                                     10,912,207           7,012,889           3,899,318                55.6

      Total interest-bearing liabilities                                               50,503,279          45,239,179           5,264,100                11.6

      Total shareholders' equity                                                      $ 5,046,881         $ 4,253,540           $ 793,341                18.7%

    Average balances

    Securities, at amortized cost (1)                                                $ 14,259,500        $ 13,720,864           $ 538,636                 3.9%

    Commercial loans & leases (1)                                                      22,366,710          19,364,373           3,002,337                15.5
    Consumer loans (1)                                                                 10,315,477           9,528,233             787,244                 8.3
    Revolving credit loans (1)                                                            836,770             695,687             141,083                20.3
    Mortgage loans (1)                                                                  8,183,889           7,508,156             675,733                 9.0

      Total loans & leases (1)                                                         41,702,846          37,096,449           4,606,397                12.4

    Other earning assets                                                                  311,455             413,112            (101,657)              (24.6)

      Total earning assets                                                             56,273,801          51,230,425           5,043,376                 9.8

      Total assets                                                                     61,263,551          54,690,887           6,572,664                12.0

    Noninterest-bearing deposits (2)                                                    4,957,727           4,939,181              18,546                  .4
    Savings & interest checking (2)                                                     2,401,054           3,232,821            (831,767)              (25.7)
    Money rate savings (2)                                                             11,233,334           9,538,760           1,694,574                17.8
    Time deposits (2)                                                                  18,255,308          16,655,381           1,599,927                 9.6
    Other deposits (2)                                                                  1,456,002           1,639,417            (183,415)              (11.2)

      Total deposits (2)                                                               38,303,425          36,005,560           2,297,865                 6.4

    Short-term borrowed funds                                                           6,391,458           7,360,496            (969,038)              (13.2)
    Long-term debt                                                                     10,337,017           6,348,433           3,988,584                62.8

      Total interest-bearing liabilities                                               50,074,173          44,775,308           5,298,865                11.8

      Total shareholders' equity                                                      $ 4,927,083         $ 4,204,515           $ 722,568                17.2%

                                                                                             As of / For the Three Months Ended
(Dollars in thousands)                                         3/31/01               12/31/00              9/30/00             6/30/00             3/31/00
MISCELLANEOUS INFORMATION

    Unrealized appreciation (depreciation) on securities
      available for sale, net of tax                             $ 234,395               $ 99,343          $ (137,907)         $ (311,465)         $ (340,720)
    Derivatives (notional value)                                   234,767                725,878           1,752,086           2,354,529           2,145,951
    Unrealized (loss) gain on derivatives portfolio                  1,309                    267               5,864              (2,889)              3,306
    Common stock prices (daily close):                High           37.88                  38.25               30.44               31.75               29.19
                                                       Low           31.42                  27.38               24.06               23.88               22.00
                                             End of period           35.17                  37.31               30.13               23.88               28.06
    Weighted average shares -                        Basic     409,201,404            405,562,749         408,307,944         408,413,094         407,978,573
                                                   Diluted     415,546,150            411,452,294         413,163,854         413,526,334         412,608,438
    End of period shares outstanding                           409,668,557            410,352,471         406,473,698         408,550,341         408,288,999
    End of period banking offices                                      893                    854                 823                 830                 831

NOTES:     All items referring to loans and leases include loans held for sale and are net of unearned income.
           (1) Balances reflect the securitization of $984.5 million of loans during 2000. Excluding the impact of the securitizations and purchase accounting transactions,
                 YTD average loans would have increased as follows:
                               Commercial loans and leases            12.9 %  Mortgage loans                     19.7%
                               Consumer loans                          6.3    Total loans                        12.7
                               Revolving credit loans                 19.1
           (2) Excluding the effects of purchase accounting and the reduction in noninterest-bearing deposits resulting from outsourcing the issuance of official checks,
                  YTD average deposits would have increased as follows:
                               Noninterest-bearing deposits             .4 %  Time and other deposits             5.4%
                               Other transaction accounts              4.8    Total deposits                      4.5

                                    QUARTERLY PERFORMANCE SUMMARY                                      Tom A. Nicholson
                                     BB&T Corporation (NYSE:BBT)                                       Senior Vice President                 (336) 733-3058
                                               Page 5                                                  Investor Relations                 FAX(336) 733-3132

                                                                                              As of / For the Quarter Ended
(Dollars in thousands, except per share data)                  3/31/01               12/31/00              9/30/00             6/30/00             3/31/00
INCOME STATEMENTS EXCLUDING
    NONRECURRING ITEMS

    Interest income - taxable equivalent

    Interest & fees on loans & leases                            $ 943,416              $ 956,491           $ 923,239           $ 882,046           $ 836,104
    Interest & dividends on securities                             260,868                255,613             251,701             231,606             228,329
    Interest on short-term investments                               4,492                  5,881               5,438               5,815               5,912
      Total interest income - taxable equivalent                 1,208,776              1,217,985           1,180,378           1,119,467           1,070,345

    Interest expense

    Interest on deposits                                           403,219                413,851             403,953             364,049             339,796
    Interest on short-term borrowed funds                           86,562                108,018              92,423             105,137             100,174
    Interest on long-term debt                                     147,997                132,707             132,212             104,841              90,997
      Total interest expense                                       637,778                654,576             628,588             574,027             530,967

    Net interest income - taxable equivalent                       570,998                563,409             551,790             545,440             539,378

    Less: Taxable equivalent adjustment                             48,412                 53,144              28,376              24,645              24,204

      Net interest income                                          522,586                510,265             523,414             520,795             515,174

    Provision for loan & lease losses                               30,000                 35,300              24,450              24,664              25,267

      Net interest income after provision for
       loan & lease losses                                         492,586                474,965             498,964             496,131             489,907

    Noninterest income

    Service charges on deposits                                     73,419                 71,580              69,655              66,271              61,801
    Mortgage banking income                                         40,224                 26,553              24,302              25,141              27,369
    Investment banking & brokerage fees & commissions               43,202                 38,749              36,631              41,407              45,711
    Trust revenue                                                   24,143                 17,828              20,477              19,639              18,746
    Agency insurance commissions                                    39,458                 37,367              36,267              32,572              31,531
    Other insurance commissions                                      2,634                  3,724               3,684               3,649               3,189
    Other nondeposit fees & commissions                             41,076                 43,788              39,199              36,479              32,918
    Securities gains (losses), net                                   2,920                  5,242                 526                (304)                177
    Other income                                                    22,387                 20,595              26,363              26,190              18,411

      Total noninterest income                                     289,463                265,426             257,104             251,044             239,853

    Noninterest expense

    Personnel expense                                              246,228                227,739             226,262             227,245             230,417
    Occupancy & equipment expense                                   67,929                 63,156              64,891              63,213              63,500
    Foreclosed property expense                                        225                  1,933                 546                 949               1,037
    Amortization of intangibles                                     17,019                 15,631              15,354              15,563              15,047
    Other noninterest expense                                      104,835                101,238             110,664             119,723             108,055

      Total noninterest expense                                    436,236                409,697             417,717             426,693             418,056

    Income before income taxes                                     345,813                330,694             338,351             320,482             311,704
    Provision for income taxes                                     102,507                 98,817             109,232             105,526             102,086

      Income excluding nonrecurring items                        $ 243,306              $ 231,877           $ 229,119           $ 214,956           $ 209,618

PER SHARE DATA EXCLUDING
    NONRECURRING ITEMS

    Basic earnings                                                   $ .59                  $ .57               $ .56               $ .53               $ .51
    Diluted earnings                                                   .59                    .56                 .55                 .52                 .51
    Dividends paid on common shares                                    .23                    .23                 .23                 .20                 .20
    Book value per common share                                    $ 12.32                $ 11.88             $ 10.90             $ 10.68             $ 10.42

RATIOS EXCLUDING
    NONRECURRING ITEMS

    Return on average assets                                          1.61%                 1.58%              1.59%              1.55%              1.54%
    Return on average equity                                         20.03                  20.29               20.22               20.05               20.05
    Net yield on earning assets (taxable equivalent)                  4.08                   4.15                4.14                4.19                4.22
    Efficiency (taxable equivalent) (1)                               50.8                   49.5                51.6                53.4                53.5
    Noninterest income as a percentage of
      total income (taxable equivalent) (1)                           33.4                   31.6                31.7                31.5                30.8
    Equity as a percentage of total assets
      end of period                                                    8.1                    8.0                 7.6                 7.7                 7.7
    Average earning assets as a percentage of
      average total assets                                            91.9                   92.9                93.1                93.5                93.7
    Average loans & leases as a percentage of
      average deposits                                               108.9                  106.4               103.9               103.6               103.0

CASH BASIS PERFORMANCE (2)

    Cash basis earnings excluding nonrecurring items             $ 259,740              $ 247,099           $ 243,912           $ 230,327           $ 224,548
    Diluted cash basis earnings per share                              .63                    .60                 .59                 .56                 .54
    Return on average tangible assets                                 1.74%                 1.74%              1.75%              1.69%              1.67%
    Return on average tangible equity                                25.36                  26.08               25.91               25.77               25.81
    Efficiency ratio (taxable equivalent) (1)                         48.9                   47.6                49.7                51.4                51.5

NOTES:     Applicable ratios are annualized.
           (1) Excludes securities gains (losses), foreclosed property expense and nonrecurring items for all periods.
           (2) Cash basis operating results exclude the effect on earnings of amortization expense applicable to intangible assets that do not qualify as regulatory capital. Cash basis performance ratios exclude the amortization of nonqualifying intangible assets from earnings and the unamortized balances of nonqualifying intangibles from assets and equity.

                                    QUARTERLY PERFORMANCE SUMMARY                                      Tom A. Nicholson
                                     BB&T Corporation (NYSE:BBT)                                       Senior Vice President                 (336) 733-3058
                                               Page 6                                                  Investor Relations                 FAX(336) 733-3132

                                                                                                        As of / For the Quarter Ended
(Dollars in thousands)                                         3/31/01               12/31/00              9/30/00             6/30/00             3/31/00
SELECTED BALANCE SHEET DATA

    End of period balances

    Securities, at carrying value                              $14,485,128           $ 14,386,863        $ 13,775,884         $13,338,709        $ 13,436,735

    Commercial loans & leases                                   22,588,213             22,051,436          20,603,934          20,221,060          19,497,132
    Consumer loans                                              10,341,689             10,392,041          10,197,344           9,976,145           9,620,454
    Revolving credit loans                                         843,101                844,178             795,082             709,581             694,994
    Mortgage loans                                               8,774,075              8,006,244           7,820,964           7,763,791           7,641,835

      Total loans & leases                                      42,547,078             41,293,899          39,417,324          38,670,577          37,454,415

    Allowance for loan & lease losses                              555,532                532,203             514,754             498,358             494,043
    Other earning assets                                           246,885                313,685             378,806             421,702             465,501
      Total earning assets                                      56,890,092             55,826,421          53,786,136          52,927,236          51,902,481

      Total assets                                              62,120,304             60,930,318          58,275,998          56,635,773          55,535,642

    Noninterest-bearing deposits                                 5,191,963              5,312,128           5,090,211           5,321,673           5,319,485
    Savings & interest checking                                  2,135,908              2,301,042           2,468,684           2,802,123           3,106,566
    Money rate savings                                          11,908,702             11,318,362          10,367,769           9,939,344           9,901,683
    Time deposits                                               18,333,806             17,855,928          17,433,985          18,421,961          16,394,504
    Other deposits                                               1,475,421              2,388,938           1,806,834           1,047,057           1,267,815

      Total deposits                                            39,045,800             39,176,398          37,167,483          37,532,158          35,990,053

    Short-term borrowed funds                                    5,737,235              7,012,313           6,747,943           6,355,391           7,555,722
    Long-term debt                                              10,912,207              8,625,074           8,653,759           7,628,298           7,012,889

      Total interest-bearing liabilities                        50,503,279             49,501,657          47,478,974          46,194,174          45,239,179

      Total shareholders' equity                                 5,046,881              4,876,090           4,431,101           4,363,469           4,253,540

    Goodwill                                                       778,174                750,824             679,287             666,856             673,144
    Core deposit & other intangibles                                15,082                 15,940              16,867              19,255              18,648

      Total intangibles                                            793,256                766,764             696,154             686,111             691,792

      Mortgage servicing rights                                    237,826                237,890             217,686             192,707             189,724

      Negative goodwill                                           $ 12,704               $ 14,264            $ 15,825            $ 17,385            $ 18,946

    Average balances

    Securities, at amortized cost                              $14,259,500           $ 13,931,823        $ 13,935,804         $13,792,839        $ 13,720,864

    Commercial loans & leases                                   22,366,710             21,068,720          20,521,166          20,023,209          19,364,373
    Consumer loans                                              10,315,477             10,110,928           9,948,941           9,768,999           9,528,233
    Revolving credit loans                                         836,770                783,501             744,332             711,365             695,687
    Mortgage loans                                               8,183,889              8,003,737           7,753,842           7,587,780           7,508,156

      Total loans & leases                                      41,702,846             39,966,886          38,968,281          38,091,353          37,096,449

    Other earning assets                                           311,455                307,449             298,810             351,088             413,112

      Total earning assets                                      56,273,801             54,206,158          53,202,895          52,235,280          51,230,425

      Total assets                                              61,263,551             58,346,940          57,174,136          55,865,917          54,690,887

    Noninterest-bearing deposits                                 4,957,727              5,000,855           5,126,667           5,203,425           4,939,181
    Savings & interest checking                                  2,401,054              2,463,097           2,689,847           3,016,763           3,232,821
    Money rate savings                                          11,233,334             10,637,856           9,972,330           9,798,644           9,538,760
    Time deposits                                               18,255,308             17,573,695          17,789,512          17,019,410          16,655,381
    Other deposits                                               1,456,002              1,882,889           1,913,184           1,719,644           1,639,417

      Total deposits                                            38,303,425             37,558,392          37,491,540          36,757,886          36,005,560

    Short-term borrowed funds                                    6,391,458              6,767,210           5,830,818           7,071,840           7,360,496
    Long-term debt                                              10,337,017              8,573,078           8,524,415           6,943,631           6,348,433

      Total interest-bearing liabilities                        50,074,173             47,897,825          46,720,106          45,569,932          44,775,308

      Total shareholders' equity                               $ 4,927,083            $ 4,545,324         $ 4,508,114         $ 4,312,344         $ 4,204,515

RISK-BASED CAPITAL

    Risk-based capital:
      Tier 1                                                   $ 4,111,577            $ 4,095,132         $ 3,928,813         $ 4,040,651         $ 3,956,604
      Total                                                      5,301,646              5,262,187           5,078,672           5,174,040           5,205,608
    Risk-based capital ratios:
      Tier 1                                                           9.2%                  9.4%               9.4%              10.0%              10.1%
      Total                                                           11.8                   12.0                12.2                12.8                13.3
    Leverage capital ratio                                             6.8                    7.1                 6.9                 7.3                 7.3

NOTES:     All items referring to loans and leases include loans held for sale and are net of unearned income.

                                    QUARTERLY PERFORMANCE SUMMARY                                      Tom A. Nicholson
                                     BB&T Corporation (NYSE:BBT)                                       Senior Vice President                 (336) 733-3058
                                               Page 7                                                  Investor Relations                 FAX(336) 733-3132

                                                                                                        As of / For the Quarter Ended
(Dollars in thousands)                                         3/31/01               12/31/00              9/30/00             6/30/00             3/31/00
ASSET QUALITY ANALYSIS

    Allowance For Loan & Lease Losses
      Beginning balance                                          $ 532,203              $ 514,754           $ 498,358           $ 494,043           $ 487,339
      Allowance for acquired loans                                  10,084                 12,934                   -                   -                   -
      Provision for loan & lease losses                             38,850                 43,300              38,650              28,414              26,767
       Charge-offs                                                 (36,738)               (49,620)            (29,760)            (32,295)            (29,473)
       Recoveries                                                   11,133                 10,835               7,506               8,196               9,410
      Net charge-offs                                              (25,605)               (38,785)            (22,254)            (24,099)            (20,063)
       Ending balance                                            $ 555,532              $ 532,203           $ 514,754           $ 498,358           $ 494,043

    Nonperforming Assets
      Nonaccrual loans & leases                                  $ 182,021              $ 156,342           $ 131,390           $ 129,280           $ 126,293
      Foreclosed real estate                                        29,035                 27,461              21,209              17,532              18,502
      Other foreclosed property                                     22,681                 16,903              16,042              13,694              16,105
      Restructured loans                                             2,261                    492                 445                 501               1,471
       Nonperforming assets                                      $ 235,998              $ 201,198           $ 169,086           $ 161,007           $ 162,371

      Loans 90 days or more past due
       & still accruing                                           $ 76,685               $ 73,699            $ 76,006            $ 63,771            $ 50,681
      Loans 90 days or more past due & still accruing
       as a percentage of total loans and leases                       .18%                  .18%               .19%               .16%               .14%

    Asset Quality Ratios
      Nonaccrual and restructured loans & leases
       as a percentage of total loans & leases                         .43%                  .38%               .33%               .34%               .34%
      Nonperforming assets as a percentage of:
       Total assets                                                    .38                    .33                 .29                 .28                 .29
       Loans & leases plus
         foreclosed property                                           .55                    .49                 .43                 .42                 .43
      Net charge-offs as a percentage of
       average loans & leases                                          .25                    .39                 .23                 .25                 .22
      Allowance for loan & lease losses as
       a percentage of loans & leases                                 1.31                   1.29                1.31                1.29                1.32
      Ratio of allowance for loan & lease losses to:
       Net charge-offs                                                5.35 x                 3.45 x              5.81 x              5.14 x              6.12 x
       Nonaccrual and restructured loans & leases                     3.01                   3.39                3.90                3.84                3.87

                                                                                                       For the Quarter Ended
                                                                 3/31/01               12/31/00              9/30/00             6/30/00             3/31/00
ANNUALIZED INTEREST YIELDS / RATES (1)

    Interest income:
    Securities & other                                                7.29%                 7.34%              7.22%              6.72%              6.63%
    Loans & leases                                                    9.15                   9.53                9.43                9.30                9.06

      Total earning assets                                            8.67                   8.96                8.84                8.60                8.39

    Interest expense:
    Interest-bearing deposits                                         4.90                   5.06                4.97                4.64                4.40
    Short-term borrowed funds                                         5.49                   6.35                6.31                5.98                5.47
    Long-term debt                                                    5.79                   6.17                6.18                6.06                5.75

      Total interest-bearing liabilities                              5.16                   5.44                5.35                5.06                4.77

    Net yield on earning assets                                       4.08%                 4.15%              4.14%              4.19%              4.22%

NOTES:     All items referring to loans and leases include loans held for sale and are net of unearned income.
           (1) Fully taxable equivalent yields.  Securities yields calculated based on amortized cost.

S  I  G  N  A  T  U  R  E

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                                                                  BB&T CORPORATION
                                                                                  (Registrant)

                                                                                  By: /S/ SHERRY A. KELLETT

                                                                                  Sherry A. Kellett
                                                                                  Senior Executive Vice President and Controller
                                                                                  (Principal Accounting Officer)

Date: April 11, 2001